Exhibit 10.2.1
AMENDMENT NO. 1
TO THE
ADVISORY AGREEMENT
This AMENDMENT NO. 1 TO THE ADVISORY AGREEMENT (this “Amendment”) is entered into as of November 7, 2024, by and among STIRLING HOTELS & RESORTS, INC. (the “Company”), STIRLING REIT OP, LP (the “Operating Partnership”), STIRLING TRS CORPORATION (“TRS”), and STIRLING REIT ADVISORS, LLC (the “Advisor”).
RECITALS:
WHEREAS, the parties hereto are parties to that certain Advisory Agreement, dated as of December 6, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Advisory Agreement”); and
WHEREAS, the parties hereto desire to amend the Advisory Agreement solely as set forth herein.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:
AGREEMENT:
Section 1. Definitions. Capitalized terms used in this Amendment but not defined have the meaning provided in the Advisory Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Advisory Agreement shall refer to the Advisory Agreement after giving effect to this Amendment.
Section 2. Amendments to the Advisory Agreement.
2.1 Amendment to Section 11(e). Section 11(e) of the Advisory Agreement is amended and restated in its entirety as:
(e) Notwithstanding the foregoing, the Advisor shall pay for all Organization and Offering Expenses (other than Selling Commissions and Distribution Fees) incurred prior to December 31, 2025. All Organization and Offering Expenses paid by the Advisor pursuant to this Section 11(e) shall be reimbursed by the Company to the Advisor in 120 equal monthly installments commencing January 2026.
2.2. Amendment to Section 11(f). Section 11(f) of the Advisory Agreement is amended and restated in its entirety as:
(f) Notwithstanding anything herein to the contrary, the Advisor may pay for certain of the costs and expenses of the Company contemplated by Section 11(c) above (excluding Organization and Offering Expenses) incurred through December 31, 2025. All such expenses paid by the Advisor pursuant to this Section 11(f) shall be reimbursed by the Company to the Advisor in 120 equal monthly installments following such date.
Section 3. Miscellaneous.
3.1 Advisory Agreement Unaffected. Each reference to the Advisory Agreement shall hereafter be construed as a reference to the Advisory Agreement after giving effect to this Amendment. Except as herein otherwise specifically provided, all provisions of the Advisory Agreement (after giving effect to this Amendment) shall remain in full force and effect and be unaffected hereby.

3.2 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
3.3 Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature or other electronic transmissions, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
3.4 Governing Law; Consent to Jurisdiction. The provisions of Section 24 of the Advisory Agreement shall be set forth herein mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No.1 to the Advisory Agreement as of the date and year first above written.

Stirling Hotels & Resorts, Inc.

By: /s/ Deric Eubanks
Name: Deric Eubanks
Title: President

Stirling REIT OP, LP

By: Stirling OP General Partner, LLC,
its general partner

By: /s/ Deric Eubanks
Name: Deric Eubanks
Title: President

Stirling TRS Corporation

By: /s/ Stephen Zsigray
Name: Stephen Zsigray
Title: President

Stirling REIT Advisors LLC

By: /s/ Alex Rose
Name: Alex Rose
Title: EVP, General Counsel & Secretary

[Signature Page to Amendment No. 1 to the Advisory Agreement]